                                                                   EXHIBIT 99.2


                            STOCK PURCHASE AGREEMENT

        This Stock Purchase Agreement is made as of June 13, 2002, by and among Safeguard Delaware, Inc., a Delaware corporation (the "Purchaser"), ChromaVision Medical Systems, Inc., a Delaware corporation (the "Company"), and ____________ (the "Seller," and together with the Purchaser and the Company, the "Parties"). Certain other terms are used herein as defined below in Section 1 or elsewhere in this Agreement.

                                   BACKGROUND

        The Seller owns _____ of the issued and outstanding shares (the "Purchase Shares") of Series D 5% Cumulative Convertible Preferred Stock, par value $.01 per share ("Company Preferred Stock") of the Company. This Agreement sets forth the terms and conditions upon which the Purchaser is purchasing from the Seller, and the Seller is selling to the Purchaser, the Purchase Shares.

                                   WITNESSETH

        NOW, THEREFORE, the Parties, intending to be legally bound hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual covenants contained herein, hereby agree as follows:

1.      Definitions

        For convenience, certain terms used in more than one part of this Agreement are listed in alphabetical order and defined or referred to below (such terms as well as any other terms defined elsewhere in this Agreement shall be equally applicable to both the singular and plural forms of the terms defined).

        "2002 Purchase Agreement" shall mean the Securities Purchase Agreement, dated as of the date hereof, between the Company and the Purchaser.

        "Act" shall mean the Securities Act of 1933, as amended.

        "Agreement" shall mean this Agreement.

        "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in Philadelphia, Pennsylvania or New York City are authorized or required by law to close.

        "Common Stock" shall mean the common stock, $.01 par value, of the Company.



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

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Liens" shall mean, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

        "Person" shall mean an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

        "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as July 10, 2001, by and between the Company and certain purchasers, including the Seller and the Purchaser.

        "Transaction" shall mean the sale of the Purchase Shares by the Seller to the Purchaser, the amendment and restatement of the Original Warrant and the other actions contemplated hereby.

2.      Purchase and Sale of Shares and Other Actions.

        2.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, at the Closing, the Purchaser shall buy from the Seller, and the Seller shall sell to the Purchaser, free and clear of all Liens (other than Liens imposed by or through the Purchaser or the Company), the Purchase Shares, and all rights with respect to such shares, in exchange for the payment of $__________ by the Purchaser to the Seller.

        2.2 Assignment of Rights. The Seller hereby assigns to the Purchaser all of its rights under the Securities Purchase Agreement, dated as of July 10, 2001, by and among the Company and each Person listed on Schedule 1 thereto (the "Securities Purchase Agreement"), with respect to the Purchase Shares, including the Seller's rights to indemnification from the Company set forth in Article VI thereof (it being understood that the Seller shall retain all of its rights under the Securities Purchase Agreement with respect to the Original Warrant (as defined below) and the shares of Common Stock into which such Original Warrant is exercisable). The Company hereby acknowledges that the Purchaser may enforce all of the Seller's rights under the Securities Purchase Agreement assigned to the Purchaser hereunder, with the same force and effect as if the Purchaser were the original party thereto that the Seller was.

        2.3 Amendment and Restatement of the Original Warrant. At the Closing, the Company shall deliver to the Seller an amended and restated warrant in the form attached hereto as Exhibit A (the "Amended and Restated Warrant") which will amend and restate the provisions of the warrant issued to the Seller pursuant to the Securities



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Purchase Agreement (the "Original Warrant"). The Company acknowledges that the
Amended and Restated Warrant is not a security separate from the Original Warrant, but is intended only to reflect certain amendments made to the Original Warrant.

        2.4 Acknowledgements.

            (a) The Purchaser and the Company each hereby acknowledges that, to its knowledge, the Seller is acting for its own account with regard to the Transaction and is not acting together, in concert or in conjunction with any other Person.

            (b) The Seller hereby acknowledges that it has no right or claim to any accrued dividends in respect of the Purchase Shares and that (assuming the Purchaser holds the Purchase Shares) on June 30, 2002, Purchaser will be entitled to the entire amount of the semi-annual dividend payable to holders of Company Preferred Stock on such date pursuant to Section 2 of the Certificate of Designations of the Company Preferred Stock.

            (c) The sixth sentence of Section 3.14 of the Securities Purchase Agreement is hereby amended to replace "60 days" with "90 days".

            (d) The Company shall file a supplement to the Company's registration statement on Form S-3 (No. 33-67166). In the event that the Company is advised by the staff of the Securities and Exchange Commission that it must file an additional registration statement, the Company shall prepare and file such additional registration statement as expeditiously as reasonably possible pursuant to Section 2(a)(ii) of the Registration Rights Agreement and will perform all of its obligations under said Section 2(a)(ii) with respect to such additional registration statement. The Seller and the Purchaser hereby acknowledge and agree that the failure to have a registration statement effective with respect to the Amended and Restated Warrants for the intervening time period until the additional registration statement becomes effective shall not constitute a default under the Registration Rights Agreement provided that the Company has complied with its obligations under Section 2(a)(ii) of the Registration Rights Agreement.

            (e) The Seller and the Purchaser each hereby waives all rights it has pursuant to Sections 2(b)(i) through (vii) of the Registration Rights Agreement.

        2.5 Conditions to the Obligations of the Parties.

        The obligations of each Party to consummate the Transaction are subject to the conditions precedent that:

            (a) the Purchaser and the Company have entered into the 2002 Purchase Agreement; and

            (b) the respective representations and warranties of the other Parties are true and correct in all material respects as of the Closing; and



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            (c) each of the other Parties has complied in all material respects with all obligations to be performed by it on or prior to the Closing Date.

3. The Closing.

        3.1 Location, Date . The closing for the Transaction (the "Closing") shall be held on the date hereof, or on such other date and at such time as may be mutually agreed upon by the Parties, at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania, unless the Parties agree in writing to another date or place. The date on which the Closing occurs is referred to herein as the "Closing Date." The delivery of documents at or prior to the Closing (as defined below), including this Agreement but not including the certificates representing the Purchase Shares, may be made by facsimile transmission.

        3.2 Closing Deliveries. Subject to the terms and conditions contained herein, at the Closing:

            (a) the Seller shall deliver to the Purchaser the certificates representing the Purchase Shares, in negotiable form, duly endorsed in blank, or with separate stock transfer powers attached thereto and signed in blank, or, if such certificates have been lost or destroyed, an affidavit of loss to such effect, together with an appropriate instrument of transfer;

            (b) the Purchaser shall make payment of $__________ to the Seller by wire transfer of immediately available funds in accordance with wire transfer instructions to be delivered to the Purchaser by the Seller prior to the Closing Date;

            (c) the Company shall deliver to the Seller an Amended and Restated Warrant, and the Seller shall deliver the Original Warrant owned by it to the Company which Original Warrant shall be marked superceded by such Amended and Restated Warrant and the Company shall return such stamped Original Warrant to the Seller; and

            (d) the Parties shall also deliver to each other cross receipts and such other items as may be reasonably requested.

4. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Purchaser and the Company as follows:

        4.1 Share Ownership. The Seller owns the Purchase Shares free and clear of any Liens (other than Liens imposed by or through the Purchaser or the Company).

        4.2 Authorization. The Seller has all requisite corporate power and authority to execute and deliver this Agreement. All necessary action, corporate or otherwise, required to have been taken by or on behalf of the Seller under any applicable law, its charter documents or otherwise to authorize (a) the approval, execution and delivery on its behalf of this Agreement, and (b) its performance of its obligations under this Agreement has been taken. This Agreement constitutes the valid and binding agreement of the Seller, enforceable against it in accordance



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with its terms, except (y) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances and preferential transfers, and (z) for the limitations imposed by general principles of equity.

        4.3 No Conflict; Approvals. The execution, delivery and performance of this Agreement and the consummation by the Seller of the Transaction will not
(i) result in a violation of the Seller's organizational documents, or (ii) conflict with any agreement, indenture or instrument to which the Seller is a party, or (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Seller.

5. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller and the Company, as follows:

        5.1 Authority; Binding Effect. The Purchaser has all requisite corporate power and authority to execute and deliver this Agreement. All necessary action, corporate or otherwise, required to have been taken by or on behalf of the Purchaser under any applicable law, its charter documents or otherwise to authorize (a) the approval, execution and delivery on its behalf of this Agreement, and (b) its performance of its obligations under this Agreement has been taken. This Agreement constitutes the valid and binding agreement of the Purchaser, enforceable against it in accordance with its terms, except (y) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances and preferential transfers, and (z) for the limitations imposed by general principles of equity.

        5.2 No Conflict; Approvals. The execution, delivery and performance of this Agreement and the consummation by the Purchaser of the Transaction will not
(i) result in a violation of the Purchaser's organizational documents, or (ii) conflict with any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Purchaser.

        5.3 Purchase Representations.

            (a) Purchase Representation. The Purchaser represents and warrants that it is purchasing the Purchase Shares for its own account for investment purposes only and not with a view to distribution in violation of any securities laws; provided, however, that by making the representations herein, the Purchaser does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of the Purchase Shares at any time in accordance with federal and state securities laws applicable to such disposition.



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

            (b) Risks of Investment. The Purchaser acknowledges that the Purchase Shares have not been registered under the Act. The Purchaser is capable of assessing the risks of an investment in the Purchase Shares and is fully aware of the economic risks thereof.

            (c) Restricted Securities. The Purchaser acknowledges and understands that the terms of issuance have not been reviewed by the Securities and Exchange Commission or by any state securities authorities and that the Purchase Shares have been issued in reliance on the certain exemptions for non-public offerings under the Act, which exemptions depend upon, among other things, the representations made and information furnished by the Purchaser.

            (d) Ability to Bear Economic Risk. The Purchaser represents and warrants that it is an "accredited investor" as defined in Rule 501 of Regulation D, as amended, under the Act, and that it (i) is able to bear the economic risk of its investment in the Purchase Shares, (ii) is able to hold the Purchase Shares for an indefinite period of time, and (iii) can afford a complete loss of its investment in the Purchase Shares.

            (e) Other Transactions. Except as disclosed by the Purchaser to the Seller prior to the Closing, the Purchaser hereby represents and warrants that it has not entered into any other transaction with a Person other than the Company to purchase shares of Company Preferred Stock on terms more favorable to the holder of such stock than those on which the Purchaser is purchasing the Purchase Shares hereunder.

6. Representations and Warranties of the Company. The Company hereby represents and warrants to the Seller and the Purchaser, as follows:

        6.1 Authority. The Company has all requisite corporate power and authority to execute and deliver this Agreement. All necessary action, corporate or otherwise, required to have been taken by or on behalf of the Company under any applicable law, its charter documents or otherwise to authorize (a) the approval, execution and delivery on its behalf of this Agreement, and (b) its performance of its obligations under this Agreement has been taken. This Agreement constitutes the valid and binding agreement of the Company, enforceable against it in accordance with its terms, except (y) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances and preferential transfers, and (z) for the limitations imposed by general principles of equity.

        6.2 No Conflicts; Approvals. The execution, delivery and performance of this Agreement and the consummation by the Company of the Transaction will not
(i) result in a violation of the Company's organizational documents, or (ii) conflict with any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, or regulation (including, without limitation, any rule, regulation or listing criteria of the Nasdaq Stock Market, Inc.), or any order, judgment or decree of any court or governmental agency applicable to the Company.



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

        6.3 Purchase Shares. The Purchase Shares have been duly authorized and validly issued, are fully paid and nonassessable, were not issued in violation of the terms of any contract binding upon the Company, and were issued in compliance with all applicable charter documents of the Company, and all applicable federal and state securities or "blue sky" laws and regulations.

7. Mutual Covenants.

        7.1 Public Announcements. The Parties shall not, and shall not permit their representatives to, make any public announcements or otherwise communicate with any news media with respect to the Transactions prior to the Closing and for a period of 60 days after the Closing Date, without prior consultation with the other Parties as to the timing and contents of any such announcement, provided, that nothing contained herein shall prevent any party from promptly making all filings with governmental authorities and all disclosure as may, in its good faith judgment after consulting with its legal counsel, be required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby (in which case the disclosing Party shall advise the other Parties and provide them with a copy of the proposed disclosure or filing prior to making the disclosure or filing). Notwithstanding the foregoing, the Company agrees that it will issue a press release describing the Transactions in all material respects and file a Form 8-K with this Agreement attached as an exhibit on or before the second Business Day following the Closing Date.

        7.2 Expenses. Except as otherwise provided herein, the Parties shall each pay all of the legal, accounting and other expenses incurred by such Party in connection with the Transactions.

8. Indemnification.

        8.1 Survival. The representations and warranties of each of the Parties contained in this Agreement or in any certificate or other writing delivered pursuant to this Agreement shall survive the Closing.

        8.2 Indemnification. The Seller hereby covenants and agrees to indemnify the Purchaser and the Company against and agrees to hold the Purchaser and the Company harmless from any and all liabilities, losses, claims, damages, punitive damages, causes of action, lawsuits, administrative proceedings (including informal proceedings), investigations, audits, demands, assessments, adjustments, judgments, settlement payments, deficiencies, penalties, fines, interest (including interest from the date of such damages) and costs and expenses (including without limitation reasonable expenses of investigation and reasonable attorneys' fees and disbursements of every kind, nature and description) (collectively, "Damages") incurred or suffered by them arising out of:

                  (i) any breach of any representation or warranty of the Seller set forth in this Agreement or any certificate, delivered by or on behalf of the Seller in connection herewith; or



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                  (ii) any nonfulfillment of any covenant or agreement on the part of the Seller set forth in this Agreement; or

                  (iii) the enforcement of its rights under this Section 8.2.

            (b) The Purchaser hereby covenants and agrees to indemnify the Seller and the Company against and agrees to hold the Seller and the Company harmless from any Damages incurred or suffered by them arising out of:

                  (i) any breach of any representation or warranty of the Purchaser set forth in this Agreement or any certificate, delivered by or on behalf of the Purchaser in connection herewith; or

                  (ii) any nonfulfillment of any covenant or agreement on the part of the Purchaser set forth in this Agreement; or

                  (iii) the enforcement of its rights under this Section 8.2.

            (c) The Company hereby covenants and agrees to indemnify the Seller and the Purchaser against and agrees to hold the Seller and the Purchaser harmless from any Damages incurred or suffered by them arising out of:

                  (i) any breach of any representation or warranty of the Company set forth in this Agreement or any certificate, delivered by or on behalf of the Company in connection herewith; or

                  (ii) any nonfulfillment of any covenant or agreement on the part of the Company set forth in this Agreement; or

                  (iii) the enforcement of its rights under this Section 8.2.

9.      General Matters.

        9.1 Entire Agreement. This Agreement, the Original Warrant and the Amended and Restated Warrant constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof. This Agreement may not be amended except by an instrument in writing signed by all the Parties hereto that makes express reference that such writing is such an amendment as required by this Section 9.1.

        9.2 Waiver. At any time before the Closing, any Party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other Parties or (b) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a Party to any such extension or waiver shall be valid only as against such Party and only if and to the extent set forth in an instrument in writing signed by such Party. Any such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.



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

        9.3 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing, must be delivered by (i) courier, mail or hand delivery or (ii) facsimile, and will be deemed to have been delivered upon receipt. The addresses and facsimile numbers for such communications shall be:

        if to the Purchaser:

                Safeguard Delaware, Inc.
                103 Springer Building
                3411 Silverside Road
                P.O. Box 7048
                Wilmington, DE  19803
                Telecopy:
                Attention:  Chief Financial Officer

                with copies to:

                Safeguard Scientifics
                435 Devon Park Drive
                800 Building
                Wayne, PA  19087
                Telecopy:  (610) 254-4301
                Attention: General Counsel

                and

                Morgan, Lewis & Bockius LLP
                1701 Market Street
                Philadelphia, PA  19103
                Telecopy:  (215) 963-5299
                Attention:  Richard B. Aldridge

        if to the Company

                ChromaVision Medical Systems, Inc.
                33171 Paseo Cervesa
                San Juan Capistrano, CA  92675
                Telecopier:  (949) 443-5257
                Attention:  Financial Officer

                with a copy to:

                Gibson, Dunn & Crutcher, LLP
                333 South Grand Avenue
                Los Angeles, CA  90071
                Telecopy:  (213) 229-7520
                Attention: Roy J. Schmidt, Esquire



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        if to the Seller:

               ____________________
               ____________________
               ____________________

                with a copy to:

               ____________________
               ____________________
               ____________________

Each party shall provide five (5) days prior written notice to the other party of any change in address, telephone number or facsimile number. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender's facsimile machine containing the time, date and recipient facsimile number or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

        9.4 Governing Law; Forum. THIS AGREEMENT AND THE VALIDITY AND PERFORMANCE OF THE TERMS HEREOF SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY IN SUCH STATE.

        Consent to Jurisdiction and Service of Process. EACH PARTY (A) HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT, COURTS OF THE STATE OF NEW YORK AND OTHER COURTS OF THE UNITED STATES SITTING IN NEW YORK CITY FOR THE PURPOSES OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND (B) HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH SUIT ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR



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

NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR LIMIT ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

        Waiver of Jury Trial. EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY.

        Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

        9.8 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party, and nothing in this Agreement, express or implied, is intended to confer upon any other person (including, without limitation, any employee of the Company or of any of its subsidiaries) any rights or remedies of any nature whatsoever under or by reason of this Agreement.

        9.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

        9.10 Binding Effect; Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective legal representatives and successors. This Agreement may not be assigned by any Party without the prior written consent of the other Parties.

        9.11 Severability. If any provision of this Agreement or the application thereof to any person or circumstance is held invalid or unenforceable in any jurisdiction, the remainder hereof, and the application of such provision to such person or circumstance in any other jurisdiction or to other persons or circumstances in any jurisdiction, shall not be affected thereby, and to this end the provisions of this Agreement shall be severable.

        9.12 Legal Fees and Costs. If any Party institutes any action or proceeding, whether before a court or arbitrator, to enforce any provision of this Agreement, the prevailing party therein shall be entitled to received from the losing party reasonable attorneys' fees and costs incurred in such action or proceeding, whether or not such action or proceeding is prosecuted to judgment.

        9.13 Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) "including" has the inclusive meaning frequently identified with the phrase "but not limited to" and (d) references to "hereunder" or "herein" relate to this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, Schedule and Exhibit references are to



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
this Agreement unless otherwise specified. Any reference to a Party's satisfaction with any particular item or to a Party's determination of a particular item presumes that such standard will not be achieved unless such Party shall be satisfied or shall have made such determination in its sole or complete discretion.




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

                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]


        IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the day and year first written above.



                                         SAFEGUARD DELAWARE, INC.


                                         By:
                                            -----------------------------------
                                            Name
                                            Title:


                                         CHROMAVISION MEDICAL SYSTEMS, INC.


                                         By:
                                            -----------------------------------
                                            Name
                                            Title:


                                         [____________________________________]



                                         By:
                                            -----------------------------------
                                            Name
                                            Title:

                  SCHEDULE TO FORM OF STOCK PURCHASE AGREEMENT


     Six separate Stock Purchase Agreements were entered into with each of six institutional investors. The following is a summary of the material differences in each of the agreements.

Stock Purchase Agreement with Castle Creek Heatlthcare Partners LLC Background, page 1 -- Number of Shares Owned -- 2,500; Number of Purchase Shares -- 1,875
Sections 2.1 and 3.2(b) -- Purchase Price -- $1,687,760.42

Stock Purchase Agreement with CCL Fund LLC
Background, page 1 -- Number of Shares Owned -- 500; Number of Purchase Shares -- 375
Sections 2.1 and 3.2(b) -- Purchase Price -- $337,552.08

Stock Purchase Agreement with Credit Suisse First Boston Corporation Background, page 1 -- Number of Shares Owned -- 2,000;
Number of Purchase Shares -- 2,000
Sections 2.1 and 3.2(b) -- Purchase Price -- $1,833,333.33
Section 2.1 -- Includes a provision that the Seller is retaining all rights to one-half of the accrued dividend on the shares being sold

Stock Purchase Agreement with Halifax Fund, L.P.
Background, page 1 -- Number of Shares Owned -- 5,000;
Number of Purchase Shares -- 4,700
Sections 2.1 and 3.2(b) -- Purchase Price -- $4,283,333.33
Section 2.1 -- Includes a provision that the Seller is retaining all rights to one-half of the accrued dividend on the shares being sold

Stock Purchase Agreement with Velocity Investment Partners, Ltd.
Background, page 1 -- Number of Shares Owned -- 1,000;
Number of Purchase Shares -- 780
Sections 2.1 and 3.2(b) -- Purchase Price -- $705,441.67

Stock Purchase Agreement with Vertical International Ltd.
Background, page 1 -- Number of Shares Owned -- 1,000;
Number of Purchase Shares -- 1,000
Sections 2.1 and 3.2(b) -- Purchase Price -- $927,916.67